UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2009

BANKUNITED FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13921	65-0377773
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

255 Alhambra Circle, Coral Gables, Florida	33134
(Address of principal executive offices)	(Zip Code)

(305) 569-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 4, 2009, BankUnited Financial Corporation (the “Company”) received a non-compliance notice (the “March 4 Notice”) from the Nasdaq Stock Market (“Nasdaq”) stating that because the Company did not timely file its Annual Report on Form 10-Q for the period ended December 31, 2008 (the “Form 10-Q”), it does not comply with the rules for continued listing, including Rule 4310(c)(14). Nasdaq Marketplace Rule 4310(c)(14) requires the Company to file with Nasdaq, on a timely basis, all reports and other documents required to be filed with the Securities and Exchange Commission (the “SEC”).

The Company received on December 17, 2008 a non-compliance notice from the Nasdaq in connection with its Form 10-K. On February 18, 2009, the Company submitted a plan to regain compliance through the filing of its Annual Report on Form 10-K for the period ended September 30, 2008 (the “Form 10-K”). The plan submitted to Nasdaq also referred to the expected late filing of the Form 10-Q and included both the Form 10-K and the Form 10-Q in the compliance plan.

According to the March 4 Notice, the Company has 60 days, or until May 4, 2009, to submit a plan to regain compliance in connection with its Form 10-Q. According to the March 4 Notice, if the Nasdaq Staff approved the compliance plan submitted by the Company, Nasdaq may grant the Company up to 180 calendar days from the due date of the Form 10-K, or until June 15, 2009, to regain compliance for both the Form 10-K and the Form 10-Q. As of March 10, 2009, the Company has not heard a decision from Nasdaq on the compliance plan it submitted in connection with the Form 10-K.

The Company stated in the Form 12b-25, Notification of Late Filing, filed with the SEC on February 2, 2009 that it did not anticipate filing the Form 10-K and Form 10-Q for a couple of months. In determining whether to grant the exception for any compliance plan submitted by the Company, Nasdaq will consider several factors, including the Company’s past compliance history and the reasons for the late filing. The Company cannot provide any assurance that Nasdaq will grant an exception for the full 180-day period contemplated in the Nasdaq Marketplace Rules, if at all. Until the Company regains compliance, quotation information for the Company’s common stock will include an indicator of the Company’s non-compliance, and the Company will be included in a list of non-compliant companies on the Nasdaq website.

On March 10, 2009, the Company issued a press release announcing its receipt of the Nasdaq letter. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated March 10, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKUNITED FINANCIAL CORPORATION

Date: March 10, 2008	By:	/s/ Humberto L. Lopez
Humberto L. Lopez
Senior Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated March 10, 2008.